UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021 (February 24, 2021)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1400 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

111 North Canal St., Suite 1500

Chicago, IL 60606

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred stock purchase rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2021, Michael Bayer notified Gogo Inc. (the “Company”) that he intends to step down from his position as Senior Vice President, Controller and Chief Accounting Officer effective September 30, 2021. Jay Boykin, who has been with the Company for ten years, most recently serving as Vice President of Business Aviation Finance, will assume the role of Vice President and Controller upon Mr. Bayer’s departure. Jessica Betjemann, who joined the Company in 2016 and currently serves as Senior Vice President, Corporate Finance and FP&A, will expand her responsibilities in her new role as Senior Vice President of Finance and Accounting and will succeed Mr. Bayer as Chief Accounting Officer effective September 30, 2021.

“I greatly appreciate Mike’s outstanding leadership, tireless dedication and many significant contributions to Gogo over the years,” said Barry Rowan, the Company’s Executive Vice President and Chief Financial Officer. “Mike has been instrumental in helping us design and maintain the internal controls and reporting processes necessary to create long-term value for shareholders. His accounting expertise and strong commitment to our shareholders and employees have been invaluable on a day-to-day basis as well as throughout the process of preparing for and executing the sale of our commercial aviation business to Intelsat. While Mike is not leaving until September, I want to take this opportunity to wish Mike and his family all the best in the years ahead.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: March 5, 2021